Exhibit 99.1

Atomera Provides Third Quarter 2023 Results

LOS GATOS, Calif. – Nov. 1, 2023 – Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and technology licensing company, today provided a corporate update and announced financial results for the third quarter ended Sept. 30, 2023.

Recent Company Highlights

•	MST’s benefits for DRAMs highlighted in new whitepaper on Atomera’s website
•	Positive results with customers across all market segments
•	Atomera announced as partner in the Southwest Advanced Prototyping Hub which was awarded $39.8 million from the CHIPS and Science Act

Management Commentary

“The benefits of MST, including to DRAM and advanced nodes, are becoming increasingly clear to the industry as evidenced by our good progress with customers and increased participation in a number of development ecosystem organizations this past quarter,” said Scott Bibaud, President and CEO. “Building on the recently announced catalyst of our traditional MST business, we believe these new markets provide an opportunity for robust TAM expansion for Atomera.”

Financial Results

The Company incurred a net loss of ($5.0) million, or ($0.20) per basic and diluted share in the third quarter of 2023, compared to a net loss of ($4.6) million, or ($0.20) per basic and diluted share, for the third quarter of 2022. Adjusted EBITDA (a non-GAAP financial measure) in the second quarter of 2023 was a loss of ($4.2) million compared to an adjusted EBITDA loss of ($3.7) million in the third quarter of 2022.

The Company had $20.4 million in cash, cash equivalents and short-term investments as of Sept. 30, 2023, compared to $21.2 million as of December 31, 2022.

The total number of shares outstanding was 25.8 million as of Sept 30, 2023.

Third Quarter 2023 Results Webinar

Atomera will host a live video webinar today to discuss its financial results and recent progress.

Date: Wednesday, Nov. 1, 2022

Time: 2:00 p.m. PT (5:00 p.m. ET)

Webcast: Accessible at https://ir.atomera.com

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Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, depreciation, amortization and stock-based compensation. Our definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Atomera Incorporated

Atomera Incorporated is a semiconductor materials and technology licensing company focused on deploying its proprietary, silicon-proven technology into the semiconductor industry. Atomera has developed Mears Silicon Technology™ (MST®), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nano-scaling technologies already in the semiconductor industry roadmap. More information can be found at www.atomera.com

Safe Harbor

This press release contains forward-looking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues and we have not yet commenced principal revenue producing operations, thus subjecting us to all of the risks inherent in an early-stage enterprise; (2) the risk that STMicroelectronics does not proceed with MST in its manufacturing process or does not take MST-enabled products to market, (3) risks related to our ability to successfully complete the milestones in our joint development agreements or, even if successfully completed, to reach a commercial distribution license with our JDA customers; (4) risks related to our ability to advance licensing arrangements with our integration licensees to royalty-based manufacturing and distribution licenses or our ability to add other licensees; (5) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (6) our ability to protect our proprietary technology, trade secrets and knowhow and (7) those other risks disclosed in the section "Risk Factors" included in our Annual Report on Form 10-K filed with the SEC on February 15, 2023 and in our Quarterly Report on Form 10-Q filed today with the SEC. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow --

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Atomera Incorporated

Condensed Balance Sheets

(in thousands, except per share data)

	September 30,	June 30,	December 31,
	2023	2023	2022
	(Unaudited)	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$12,642	$12,904	$21,184
Short-term investments	7,747	10,931	–
Interest receivable	56	50	–
Prepaid expenses and other current assets	392	650	418
Total current assets	20,837	24,535	21,602

Property and equipment, net	129	135	158
Long-term prepaid maintenance and supplies	91	91	91
Security deposit	14	14	14
Operating lease right-of-use asset	574	631	700
Financing lease right-of-use-asset	3,184	3,583	4,164

Total assets	$24,829	$28,989	$26,729

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$462	$562	$397
Accrued expenses	230	218	173
Accrued payroll related expenses	698	578	967
Current operating lease liability	262	259	245
Current financing lease liability	1,299	1,357	1,126
Total current liabilities	2,951	2,974	2,908

Long-term operating lease liability	348	400	521
Long-term financing lease liability	2,066	2,376	2,986

Total liabilities	5,365	5,750	6,415

Commitments and contingencies	–	–	–

Stockholders’ equity:
Preferred stock $0.001 par value, authorized 2,500 shares; none issued and outstanding as of September 30, 2023, June 30, 2023 and December 31, 2022	–	–	–
Common stock: $0.001 par value, authorized 47,500 shares; 25,804 shares issued and 25,784 outstanding as of September 30, 2023; 25,770 shares issued and outstanding as of June 30, 2023; 23,973 shares issued and outstanding as of December 31, 2022	26	26	24
Additional paid-in capital	217,946	216,681	203,585
Other comprehensive income(loss)	(3)	(2)	–
Accumulated deficit	(198,505)	(193,466)	(183,295)
Total stockholders’ equity	19,464	23,239	20,314
Total liabilities and stockholders’ equity	$24,829	$28,989	$26,729

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Atomera Incorporated

Condensed Statements of Operations

(Unaudited)

(in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
	2023	2023	2022	2023	2022
Revenue	$–	$–	$2	$–	$377
Cost of revenue	–	–	–	–	(81)
Gross margin	–	–	2	–	296

Operating expenses
Research and development	3,305	3,192	2,743	9,533	7,515
General and administrative	1,683	1,775	1,567	5,200	4,882
Selling and marketing	365	393	347	1,147	1,019
Total operating expenses	5,353	5,360	4,657	15,880	13,416

Loss from operations	(5,353)	(5,360)	(4,655)	(15,880)	(13,120)

Other income (expense)
Interest income	177	152	113	528	151
Accretion income	112	107	–	221	–
Interest expense	(47)	(51)	(60)	(151)	(200)
Other income (expense), net	72	–	72	–
Total other income (expense), net	314	208	53	670	(49)

Net loss	$(5,039)	$(5,152)	$(4,602)	$(15,210)	$(13,169)

Net loss per common share, basic and diluted	$(0.20)	$(0.21)	$(0.20)	$(0.62)	$(0.57)

Weighted average number of common shares outstanding, basic and diluted	25,255	24,677	23,294	24,536	23,029

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Atomera Incorporated

Reconciliation to Non-GAAP EBITDA

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
	2023	2023	2022	2023	2022
Net loss (GAAP)	$(5,039)	$(5,152)	$(4,602)	$(15,210)	$(13,169)
Depreciation and amortization	20	20	19	60	58
Stock-based compensation	1,041	1,030	889	2,998	2,474
Interest income	(177)	(152)	(113)	(528)	(151)
Accretion income	(112)	(107)	–	(221)	–
Interest expense	47	51	60	151	200
Other (income) expense, net	(72)	–	–	(72)	–
Net loss non-GAAP EBITDA	$(4,292)	$(4,310)	$(3,747)	$(12,822)	$(10,588)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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